Exhibit g 1 p

Mainstay Group of Funds

February 16, 2018

State Street Bank and Trust Company

1 Iron Street

Boston, MA 02110

Attention: MainStay Group of Funds Client Manager

Re: Amended and Restated Master Custodian Agreement (the “Agreement”)

Ladies and Gentlemen:

Please be advised of the following changes to the MainStay Group of Funds. These changes are reflected in the attached revised Appendix A to the Agreement.

Type of change	Fund name	New Fund name, if applicable	Date of change

Name change	MainStay California Tax Free Opportunities Fund	MainStay MacKay California Tax Free Opportunities Fund	February 28, 2018

Name change	MainStay Common Stock Fund	MainStay MacKay Common Stock Fund	February 28, 2018

Name change	MainStay Convertible Fund	MainStay MacKay Convertible Fund	February 28, 2018

Name change	MainStay Cornerstone Growth Fund	MainStay MacKay Growth Fund	February 28, 2018

Name change	MainStay DefinedTerm Municipal Opportunities Fund	MainStay MacKay DefinedTerm Municipal Opportunities Fund	February 28, 2018

Name change	MainStay Emerging Markets Debt Fund	MainStay MacKay Emerging Markets Debt Fund	February 28, 2018

Name change	MainStay Emerging Markets Equity Fund	MainStay MacKay Emerging Markets Equity Fund	February 28, 2018

Name change	MainStay Government Fund	MainStay MacKay Government Fund	February 28, 2018

Name change	MainStay High Yield Corporate Bond Fund	MainStay MacKay High Yield Corporate Bond Fund	February 28, 2018

Name change	MainStay High Yield Municipal Bond Fund	MainStay MacKay High Yield Municipal Bond Fund	February 28, 2018

Name change	MainStay International Equity Fund	MainStay MacKay International Equity Fund	February 28, 2018

Type of change	Fund name	New Fund name, if applicable	Date of change

Name change	MainStay International Opportunities Fund	MainStay MacKay International Opportunities Fund	February 28, 2018

Name change	MainStay New York Tax Free Opportunities Fund	MainStay MacKay New York Tax Free Opportunities Fund	February 28, 2018

Name change	MainStay S&P 500 Index Fund	MainStay MacKay S&P 500 Index Fund	February 28, 2018

Name change	MainStay Short Duration High Yield Fund	MainStay MacKay Short Duration High Yield Fund	February 28, 2018

Name change	MainStay Tax Advantaged Short Term Bond Fund	MainStay MacKay Tax Advantaged Short Term Bond Fund	February 28, 2018

Name change	MainStay Tax Free Bond Fund	MainStay MacKay Tax Free Bond Fund	February 28, 2018

Name change	MainStay Total Return Bond Fund	MainStay MacKay Total Return Bond Fund	February 28, 2018

Name change	MainStay Unconstrained Bond Fund	MainStay MacKay Unconstrained Bond Fund	February 28, 2018

Name change	MainStay U.S. Equity Opportunities Fund	MainStay MacKay U.S. Equity Opportunities Fund	February 28, 2018

Name change	MainStay VP Common Stock Portfolio	MainStay VP MacKay Common Stock Portfolio	May 1, 2018

Name change	MainStay VP Convertible Portfolio	MainStay VP MacKay Convertible Portfolio	May 1, 2018

Name change	MainStay VP Cornerstone Growth Portfolio	MainStay VP MacKay Growth Portfolio	May 1, 2018

Name change	MainStay VP Government Portfolio	MainStay VP MacKay Government Portfolio	May 1, 2018

Name change	MainStay VP High Yield Corporate Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio	May 1, 2018

Name change	MainStay VP International Equity Portfolio	MainStay VP MacKay International Equity Portfolio	May 1, 2018

Name change	MainStay VP Mid Cap Core Portfolio	MainStay VP MacKay Mid Cap Core Portfolio	May 1, 2018

Name change	MainStay VP S&P 500 Index Portfolio	MainStay VP MacKay S&P 500 Index Portfolio	May 1, 2018

Name change	MainStay VP Small Cap Core Portfolio	MainStay VP MacKay Small Cap Core Portfolio	May 1, 2018

Type of change	Fund name	New Fund name, if applicable	Date of change

Name change	MainStay VP Unconstrained Bond Portfolio	MainStay VP MacKay Unconstrained Bond Portfolio	May 1, 2018

Liquidation	MainStay Epoch International Small Cap Fund		February 28, 2018

Please indicate your acceptance of the foregoing by executing two copies of this letter agreement, returning one to the Fund and retaining one for your records.

Sincerely,

THE MAINSTAY FUNDS
MAINSTAY FUNDS TRUST
MAINSTAY VP FUNDS TRUST
MAINSTAY DEFINEDTERM MUNICIPAL
OPPORTUNITIES FUND

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President, Duly Authorized

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President, Duly Authorized

Effective Date: February 28, 2018

Appendix A

to the

Amended and Restated Master Custodian Agreement

(as of February 28, 2018, unless otherwise noted)

Fund / Portfolio

MainStay MacKay DefinedTerm Municipal Opportunities Fund

The MainStay Funds	MainStay Income Builder Fund
MainStay Large Cap Growth Fund
MainStay MacKay Common Stock Fund
MainStay MacKay Convertible Fund
MainStay MacKay Emerging Markets Debt Fund
MainStay MacKay Government Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay International Equity Fund
MainStay MacKay Tax Free Bond Fund
MainStay MacKay Unconstrained Bond Fund
MainStay MAP Equity Fund
MainStay Money Market Fund

MainStay VP Funds Trust[1]	MainStay VP Absolute Return Multi-Strategy Portfolio
MainStay VP Balanced Portfolio
MainStay VP Bond Portfolio
MainStay VP Conservative Allocation Portfolio
MainStay VP Cushing Renaissance Advantage Portfolio
MainStay VP Eagle Small Cap Growth Portfolio
MainStay VP Emerging Markets Equity Portfolio
MainStay VP Epoch U.S. Equity Yield Portfolio
MainStay VP Epoch U.S. Small Cap Portfolio
MainStay VP Floating Rate Portfolio
MainStay VP Growth Allocation Portfolio
MainStay VP Income Builder Portfolio
MainStay VP Indexed Bond Portfolio
MainStay VP Janus Henderson Balanced Portfolio
MainStay VP Large Cap Growth Portfolio
MainStay VP MacKay Common Stock Portfolio
MainStay VP MacKay Convertible Portfolio
MainStay VP MacKay Government Portfolio
MainStay VP MacKay Growth Portfolio
MainStay VP MacKay High Yield Corporate Bond Portfolio

1 Name changes effective May 1, 2018.

Fund Portfolio

MainStay VP MacKay International Equity Portfolio
MainStay VP MacKay Mid Cap Core Portfolio
MainStay VP MacKay S&P 500 Index Portfolio
MainStay VP MacKay Small Cap Core Portfolio
MainStay VP MacKay Unconstrained Bond Portfolio
MainStay VP MFS® Utilities Portfolio
MainStay VP Moderate Allocation Portfolio
MainStay VP Moderate Growth Allocation Portfolio
MainStay VP PIMCO Real Return Portfolio
MainStay VP T. Rowe Price Equity Income Portfolio
MainStay VP U.S. Government Money Market Portfolio
MainStay VP VanEck Global Hard Assets Portfolio

MainStay Funds Trust	MainStay Absolute Return Multi-Strategy Fund
MainStay Balanced Fund
MainStay Candriam Emerging Markets Equity Fund
MainStay Conservative Allocation Fund
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Choice Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Yield Fund
MainStay Epoch U.S. Small Cap Fund
MainStay Floating Rate Fund
MainStay Growth Allocation Fund
MainStay Indexed Bond Fund
MainStay MacKay California Tax Free Opportunities Fund
MainStay MacKay Emerging Markets Equity Fund
MainStay MacKay Growth Fund
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay International Opportunities Fund
MainStay MacKay New York Tax Free Opportunities Fund
MainStay MacKay S&P 500 Index Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Tax Advantaged Short Term Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Equity Opportunities Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund
MainStay Retirement 2010 Fund

Fund Portfolio

MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund
MainStay Retirement 2060 Fund